6. OIL AND NATURAL GAS PROPERTIES AND OTHER EQUIPMENT (Details 1) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Oil And Natural Gas Properties And Other Equipment Tables
Field equipment	$ 7,031	$ 7,031	$ 7,031
Vehicles	179,179	179,179	113,938
Office equipment	41,429	41,387	32,494
Less: Accumulated depreciation	(67,483)	(43,075)	(20,317)
Total other equipment, net of accumulated deprecation	$ 160,156	$ 184,522	$ 133,146